ReliaStar Life Insurance Company

and its

Separate Account N

Voya Encore/Voya Encore Flex

Supplement Dated July 25, 2025, to the Contract Prospectus dated April 30, 2012 and

Notice Document dated May 1, 2025, as amended

This supplement updates and amends certain information contained in your variable annuity contract prospectus (“contract prospectus”) and notice document. Please read it carefully and keep it with your contract prospectus and your notice document, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and notice document.

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NOTICE OF IMPORTANT INFORMATION

ABOUT A PROPOSED FUND REORGANIZATION

On May 15, 2025, the Board of Directors of Voya Investors Trust (the “Board”) approved a proposal to reorganize the Disappearing Portfolio with and into the following “Surviving Fund” (the “Reorganization):

Disappearing Portfolio	Surviving Fund
VY® T. Rowe Price Equity Income Portfolio	Voya Large Cap Value Fund (a series of Voya Equity Trust)

The proposed Reorganization is subject to approval by the shareholders of the relevant Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolios’ shareholders on or about October 1, 2025, and a shareholder meeting is scheduled to be held on or about November 20, 2025. The Disappearing Portfolio will notify their shareholders if shareholder approval of a proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the proposed Reorganization will take place on or about December 5, 2025 (the “Closing Date”).

If shareholders of the Disappearing Portfolio approve the proposed Reorganization from the open of business on November 21, 2025 through the close of business on December 5, 2025, the Disappearing Portfolio will be in a “transition period” during which time a transition manager will, to the extent necessary, align the Disappearing Portfolio’s holdings with those of the Surviving Fund. During this time, the Disappearing Portfolio may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Please note that the Disappearing Portfolio is not offered directly to the public. Purchase and sale of shares of the Disappearing Portfolio may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. The Surviving Fund is offered directly to the public and eligibility to invest in the Surviving Fund is not restricted in the same manner as the Disappearing Portfolio. As a result, the Surviving Fund may not be appropriate for certain shareholders investing under Variable Contracts. Additional information will be provided in the forthcoming proxy statement/prospectus.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold corresponding shares of the Surviving Fund.

X.120636-25A	July 2025

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-800-884-5050

Please retain this supplement for future reference.

X.120636-25A	July 2025